EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Shengtai Pharmaceutical, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Qingtai Liu , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2.             That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2009

SHENGTAI PHARMACEUTICAL, INC.

/s/ Qingtai Liu
Qingtai Liu
Chief Executive Officer